Exhibit 10.66

                      Amendment #1 to EMPLOYMENT AGREEMENT
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                Between Immersion Medical, Inc. and Richard Vogel
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     This Amendment #1 is made by IMMERSION MEDICAL, INC. ("Immersion Medical")
and RICHARD VOGEL ("Employee") with respect to the EMPLOYMENT AGREEMENT between the parties having an effective date of February 24, 2004 (the "Employment Agreement").

The Agreement is hereby amended as follows:

     (1) Article III (F) ("TERMINATION WITHOUT CAUSE") shall be amended as follows:

          The phrase "within the twenty-four (24) month period beginning on your start date" appearing in the first sentence of the first paragraph of
          Article III (F) shall be deleted.

     (2) A new paragraph shall be added to Article VI ("INTELLECTUAL PROPERTY") as follows:

          Notwithstanding the foregoing, Immersion Medical acknowledges that Employee is and has been personally engaged in development of wound care methods, tools and devices (such as dressings, pumps, controls systems and protocols), and any resulting inventions for wound care are specifically excluded from the terms and conditions of this
          Article VI.

     This Amendment #1 supersedes all prior discussions and understandings between the parties with respect to the subject matter hereof. Except as expressly modified and amended in this Amendment #1, all other provisions of the Employment Agreement shall remain in full force and effect and unchanged, and are ratified hereby.

     The effective date of this Amendment #1 is February 24, 2004.


     IN WITNESS WHEREOF, the authorized representatives of the parties hereto have signed this Amendment #1.


IMMERSION MEDICAL, INC.                       RICHARD VOGEL

By: /s/ Victor Viegas                         By: /s/ Richard Vogel
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Name (printed): Victor Viegas                 Name (printed): Richard Vogel
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Title: President                              Title: SVP and General Manager
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Date: May 23, 2006                            Date: May 25, 2006
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